UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2009

Sepracor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19410	22-2536587
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA		01752
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 20, 2009, Sepracor Inc. (“Sepracor”) filed a lawsuit in the U.S. District Court for the District of New Jersey against those companies who have filed abbreviated new drug applications (“ANDAs”) with Paragraph IV certifications for generic copies of eszopiclone.  Sepracor markets eszopiclone in the U.S. under the brand name LUNESTA®. The lawsuit alleges infringement of Sepracor’s U.S. Patent Numbers 6,319,926; 6,444,673; 6,864,257; and 7,381,724. We believes that its patent position for LUNESTA is strong and is prepared to vigorously protect its patent rights.

Due to the commencement of this litigation, ANDA approval will be stayed until approximately June 15, 2012 (or potentially six months thereafter if Sepracor successfully obtains a pediatric exclusivity extension) or until a court decides that Sepracor’s patents are invalid, unenforceable or not infringed, whichever is earlier. Should Sepracor successfully enforce its patents, ANDA approval should not occur until expiration of the applicable patents, one of which may be extended by Sepracor’s outstanding patent term extension application.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements regarding potential generic competition.  Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are regulatory, legal and political conditions affecting the pharmaceutical industry and/or the ANDA approval process; the scope of Sepracor’s patents and the patents of others and the success of challenges by others of Sepracor’s patents; and certain other factors that may affect future operating results, which are detailed in Sepracor’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission (“SEC”) and other reports filed with the SEC.

In addition, the statements in this current report on Form 8-K represent Sepracor’s expectations and beliefs as of the date of this report.  Sepracor anticipates that subsequent events and developments may cause these expectations and beliefs to change.  However, while Sepracor may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing Sepracor’s expectations or beliefs as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: March 20, 2009	By:	/s/ Andrew I. Koven
Name: Andrew I. Koven
Title: Executive Vice President, General Counsel and Corporate Secretary